                            SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                     14(a) OF THE SECURITIES EXCHANGE ACT OF
                              1934 (AMENDMENT NO.)

Filed by the Registrant             [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2)
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                         SAMARNAN INVESTMENT CORPORATION
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X]     No fee required
 [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

         (1)    Title of each class of securities to which transaction applies:

                ---------------------------------------------------------------
         (2)    Aggregate number of securities to which transaction applies:

                ---------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ---------------------------------------------------------------
         (4)    Proposed maximum aggregate value of transaction:

                ---------------------------------------------------------------
         (5)    Total fee paid:

                ---------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)    Amount Previously Paid:

                ---------------------------------------------------------------

         (2)    Form, Schedule or Registration Statement No.:

                ---------------------------------------------------------------

         (3)    Filing Party:

                ---------------------------------------------------------------

         (4)    Date Filed:

                ---------------------------------------------------------------

                                    SAMARNAN
                             INVESTMENT CORPORATION
                   P.O. BOX 651 / CLEBURNE, TEXAS 76033-0651





                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 23, 2002

                                 ---------------

         The Annual Meeting of Shareholders of Samarnan Investment Corporation, a Texas corporation (the "Company"), will be held on Tuesday, April 23, 2002, at 11:00 A.M., in the Verona Room of the Holiday Inn Fort Worth South Conference Center, 100 Alta Mesa East Blvd. (Alta Mesa at Interstate 35W South), Fort Worth, Texas, for the following purposes:


PROPOSAL (1)  To elect seven (7) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

PROPOSAL (2)  To ratify or reject the selection by the Board of Directors of
              Cheshier & Fuller, L.L.P. as the independent certified public accountants of the Company for the current fiscal year.

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 15, 2002, shall be entitled to notice of, and to vote at, the meeting or any adjournment or adjournments thereof.

         A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. If you do not expect to be present at the meeting, please sign, date and return the Proxy promptly in the enclosed envelope to which no postage need be affixed if mailed in the United States. If you attend the meeting, you may, if you wish, withdraw your Proxy and vote in person.

         Prompt response by our shareholders will reduce the time and expense of solicitation.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      GEORGE S. WALLS, JR.
                                      PRESIDENT

CLEBURNE, TEXAS
MARCH 29, 2002

                                    SAMARNAN
                             INVESTMENT CORPORATION
                    PO BOX 651 / CLEBURNE, TEXAS 76033-0651

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 23, 2002

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Samarnan Investment Corporation, a Texas corporation (the "Company"), for use at the annual meeting of shareholders of the Company to be held on April 23, 2002, and any adjournment thereof, for the purposes set forth in the accompanying notice of meeting. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on or about March 29, 2002.

                                  ANNUAL REPORT

         Accompanying this Proxy Statement is a copy of the Company's 2001 Annual Report to Shareholders.

                              COST OF SOLICITATION

         The cost of solicitation of proxies, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Proxies may be solicited without extra compensation by officers and employees of the Company by telephone, telegram or personally. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                              REVOCATION OF PROXIES

         Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice to the Secretary of the Company of his or her election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Secretary of the Company.

                          RECORD DATE AND VOTING RIGHTS

         The record date of shareholders entitled to vote was taken as of the close of business on March 15, 2002. On that date the Company had outstanding and entitled to vote, 1,201,768 shares of Common Stock, par value $1.00 per share, with each share entitled to one vote on each matter presented for action at the meeting. All votes cast in person or by proxy will be counted. Cumulative voting for directors is prohibited.

         If the proxy is properly executed, completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified therein. If no specification is made, the proxy will be voted in favor of each of the proposals.

                            QUORUM AND REQUIRED VOTE

         The holders of a majority of the number of shares of the Company's outstanding Common Stock entitled to vote at the meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the meeting.

         In all other matters except the election of directors, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting shall be the act of the shareholders. Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on the vote. Directors will be elected by a plurality of the votes cast by holders of shares present in person or represented by proxy at the meeting.

         George S. Walls, Jr., President and a director of the Company, and his sisters, Martha Walls Murdoch and Nancy Walls Devaney, both of whom are directors of the Company, together beneficially owned or had the right to vote as of March 15, 2002, an aggregate of 1,088,586 shares (90.58%) of Common Stock. (For additional information with respect to ownership of the Company's stock by members of the Walls family and by directors and officers of the Company, see "Principal Shareholders" and "Election of Directors-Stock Ownership of Directors and Officers"). The above named members of the Walls family have advised the Company that it is their present intention and the intention of the other record owners of such shares to vote all of their shares (i) for Proposal 1, the election as directors of the nominees named under "Election of Directors" herein; and (ii) for Proposal 2, the ratification of the selection of Cheshier & Fuller, L.L.P. as the independent certified public accountants for the Company. Accordingly, in such event, the election of such nominees as directors and the ratification of the selection of such independent certified public accountants, is assured.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of March 15, 2002 by those shareholders known to the Company to own more than 5% of the Company's outstanding Common Stock. Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such shareholder's name and (ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner has the right to acquire beneficial ownership.

NAME AND ADDRESS                                         SHARES OWNED           PERCENT OF CLASS
----------------                                         ------------           ----------------
The George S. Walls Trust B                                134,250(a)              11.17%
Cleburne, Texas

Nancy Walls Devaney                                        391,701(b)              32.59%
Cleburne, Texas

George S. Walls, Jr.                                       336,552(c)              28.01%
Cleburne, Texas

Martha Walls Murdoch                                       226,083(d)              18.81%
Cleburne, Texas

------------------
(a) These shares are held in a trust created under the last will and testament of George S. Walls, deceased, for the benefit of the grandchildren of the late Mr. George S. Walls and his wife, the late Mrs. George S. Walls. Under the terms of the trust, the trustees may, at their sole discretion, make distributions from time to time of the income and assets of the trust to such grandchildren and, upon the death of Nancy Walls Devaney or George S. Walls, Jr., whichever is the last to die, are required to distribute all of the assets and income of the trust to such grandchildren. Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are the Co-Trustees of such trust.

(b)      Includes (i) 5,500 shares owned by the husband of Nancy Walls Devaney;
         (ii) 25,275 shares held by Mr. and Mrs. Devaney as custodians for their children; (iii) 75,272 shares held by three trusts for the benefit of the children of Nancy Walls Devaney who is the sole trustee of each of such trusts; and (iv) 64,071 shares held by three trusts for the benefit of the children of Nancy Walls Devaney, of which Nancy Walls Devaney, her husband Pete Devaney, and George S. Walls, Jr., are the trustees of each of such trusts; however, Mrs.

         Devaney disclaims beneficial ownership of all the shares referred to above in this note (b). Does not include 134,250 shares held by The George S. Walls Trust B, described in note (a) above, of which Nancy Walls Devaney is a Co-Trustee, since Mrs. Devaney disclaims beneficial ownership of such shares.

(c) Includes (i) 5,225 shares owned by Mr. Walls' wife; (ii) 20,850 shares held by Mr. Walls as custodian for his children; and (iii) 89,895 shares held by four trusts for the benefit of Mr. Walls' children of which he is the sole trustee of each such trusts; however, Mr. Walls disclaims beneficial ownership of all the shares referred to above in this note (c). Does not include 134,250 shares held by The George S. Walls Trust B, described in note (a) above, of which George S. Walls, Jr. is a Co-Trustee, since Mr. Walls disclaims beneficial ownership of such shares.

(d) Includes, 4,500 shares owned by the husband of Martha Walls Murdoch. Does not include 134,250 shares held by the George S. Walls Trust B, described in note (a) above, of which Martha Walls Murdoch is a Co-Trustee, since Mrs. Murdoch disclaims beneficial ownership of such shares.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the number of directors constituting the Board of Directors shall be not less than three or more than nine, with the exact number to be determined from time to time by the Board of Directors. The Board of Directors has adopted a resolution fixing the number of directors at seven for the current year.

         Each of the following persons is a nominee for director for a term of office expiring at the annual meeting of shareholders in the year 2002, or when his or her successor is elected and qualified.

         The information set forth below as to the principal occupations or employment of each of the nominees is for at least five years.

         NAME AND PRINCIPAL                                                                       DIRECTOR
         OCCUPATION OR EMPLOYMENT                                               AGE                SINCE
         ------------------------                                               ---              ---------
*Nancy Walls Devaney                                                            54                 1978
        -- Family Manager, Cleburne, Texas

 Joseph A. Monteleone                                                           59                 1992
        -- Certified Public Accountant, Fort Worth, Texas

*Martha Walls Murdoch                                                           58                 1978
        -- Family Manager, Cleburne, Texas

 Steve Sikes                                                                    49                 1993
        -- President and Chief Executive Officer
        AMSCO Steel Company, Inc. (steel fabricating),
        Fort Worth Texas

 Roland Walden                                                                  72                 1989
        -- Retired.
        Prior thereto, President and Chief Executive Officer
        Brazos Bank, National Association, Alvarado, Texas

*George S. Walls, Jr.                                                           62                 1978
        -- President and Chief Executive Officer of the Company

 Tolbert F. Yater, III                                                          62                 1998
        -- Personal Investments, Fort Worth, Texas

--------------------

* George S. Walls, Jr., and his sisters, Nancy Walls Devaney and Martha Walls Murdoch, may be deemed to be "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 and "parents" as that term is defined in the rules and regulations of the Securities and Exchange Commission by virtue of their ownership of Common Stock and their family relationship.

         Should any of the above named nominees become unable or unwilling to accept nomination or election, any proxy granted pursuant to this solicitation will be voted for the election in his or her stead for such other person as management may recommend. The management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. To the knowledge of management, the nominees intend to serve the entire term for which election is sought.

         No officer, director or nominee to the Board of Directors of the Company is a director, general partner, officer, employee or security holder of Voyageur Asset Management Inc. or its predecessor, Voyageur Asset Management LLC, one the Company's investment advisors, or an affiliate thereof, or of Westwood Management Corp., the other investment adviser to the Company, or any affiliate thereof.

         Since the Board of Directors does not have standing audit, nominating or compensation committees, the functions that would normally be performed by those committees are performed by the entire Board of Directors. The Board met four times during 2001. Each member of the Board attended all of the meetings of the Board during 2000 except Mr. Sikes who attended 50% of the meetings and Mr. Yater who attended 75% of the meetings.

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned by each present director, each nominee for director, and all directors and officers as a group as of March 15, 2002. Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such owner's name and (ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner had the right to acquire beneficial ownership.

                                                              AMOUNT AND NATURE OF               PERCENT
NAME OF BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP               OF CLASS
------------------------                                      --------------------               --------
Nancy Walls Devaney                                          391,701 shares(a)(b)                 32.59%
Martha Walls Murdoch                                         226,083 shares(b)(c)                 18.81%
Joseph A. Monteleone                                                 None                            --
Steve Sikes                                                          None                            --
Roland W. Walden                                               4,400 shares                        0.37%
George S. Walls, Jr.                                         336,552 shares(b)(d)                 28.01%
Tolbert F. Yater, III                                                None                            --
All officers and directors as a group (8 persons)          1,092,986 shares(a)(c)(d)(e)           90.95%

-------------------------
(a)      Includes (i) 5,500 shares owned by the husband of Nancy Walls Devaney;
         (ii) 25,275 shares held by Mr. and Mrs. Devaney as custodians for their children; (iii) 75,272 shares held by three trusts for the benefit of the children of Nancy Walls Devaney who is the sole trustee of each such trust; and (iv) 64,071 shares held by three trusts for the benefit of the children of Nancy Walls Devaney, of which Nancy Walls Devaney, her husband Pete Devaney and George S. Walls, Jr., are the trustees of each of such trusts; however, Mrs. Devaney disclaims beneficial ownership of all the shares referred to above in this note (a).

(b) Does not include 134,250 shares held by The George S. Walls Trust B described in note (a) under the caption "Principal Shareholders" above, of which Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are Co-Trustees, since Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. disclaim beneficial ownership of such shares.

(c)      Includes 4,500 shares owned by the husband of Martha Walls Murdoch.

(d) Includes (i) 5,225 shares owned by Mr. Walls' wife; (ii) 20,850 shares held by Mr. Walls as custodian for his children; and (iii) 89,895 shares held by four trusts for the benefit of Mr Walls' children of which he is the sole trustee of each of such trusts; however, Mr. Walls disclaims beneficial ownership of all the shares referred to above in this note (d).

(e) Includes 134,250 shares (11.17%) held by The George S. Walls Trust B of which Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are Co-Trustees, although each of such trustees disclaims beneficial ownership of such shares.

REMUNERATION

         George S. Walls, Jr., President and Chief Executive Officer, Nancy Walls Devaney, Vice President, and Jerry D. Wheatley, Secretary and Treasurer, are presently the only officers of the Company. The Company has no employees. No officer or other employee received any remuneration from the Company during the year ended December 31, 2001 in his or her capacity as an officer or employee; however, the accounting firm of Wheatley, Fowler & Lee, P.C., of which Mr. Wheatley is a stockholder, received fees from the Company of $11,750 during 2001.

         The Company does not have any stock option, bonus, profit sharing or other compensation plans, contracts, or arrangements or any pension or retirement plans, contracts or arrangements in which any director, nominee for election as a director, or officer of the Company may participate.

         The Company pays $300 to its directors for each meeting of the Board of Directors they attend.

         The following table sets forth the aggregate compensation paid by the Company to each of its directors during the year ended December 31, 2001.

                                                                                AGGREGATE
         NAME OF PERSON AND CAPACITY                                            COMPENSATION
         IN WHICH REMUNERATION IS RECEIVED                                      FROM THE COMPANY(1)
         ---------------------------------                                      ------------------
         *Nancy Walls Devaney - Director                                        $1,200.00
         *Martha Walls Murdoch - Director                                       $1,200.00
          Joseph A. Monteleone - Director                                       $1,200.00
          Steve Sikes - Director                                                $  600.00
          Roland W. Walden - Director                                           $1,200.00
         *George S. Walls, Jr. - Director                                       $1,200.00
          Tolbert F. Yater, III - Director                                      $  900.00

(1) Does not include $11,750 paid to Wheatley, Fowler & Lee, P.C. of which Jerry D. Wheatley, Secretary and Treasurer of the Company, is a stockholder.

* George S. Walls, Jr. and his sisters, Nancy Walls Devaney and Martha Walls Murdoch, may be deemed to be "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

                                   PROPOSAL 2
                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         A majority of the entire Board of Directors, including a majority of those members of the Board of Directors who are not "interested persons", as defined in the Investment Act of 1940, have selected Cheshier & Fuller, L.L.P. as the Company's independent certified public accountants for the fiscal year ending December 31, 2001. Cheshier & Fuller, L.L.P. has acted as the Company's independent certified public accountants since January 1, 1992 and its selection as the Company's independent certified public accountants for the fiscal year ended December 31, 2001, was ratified by the shareholders on April 26, 2001.

         If the shareholders do not ratify the selection of Cheshier & Fuller, L.L.P., the selection of another independent auditor will be considered by the Board of Directors. A representative of Cheshier & Fuller, L.L.P. will be present at the meeting, will be given the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from shareholders.

                              INVESTMENT ADVISORS

         The Company has two investment advisors, Voyageur Asset Management Inc. ("Voyageur"), and Westwood Management Corp. ("Westwood").

VOYAGEUR

         Voyageur and its predecessors, Voyageur Asset Management LLC, a Minnesota limited liability corporation, and Voyageur Fund Managers, a Minnesota general partnership, has been the Company's investment advisor for debt securities since April 1, 1991. The Investment Advisory Agreement, dated as of April 1, 2001, between the Company and Voyageur was approved by the Company's shareholders at their annual meeting on April 26, 2001 and was approved for a one year period by the unanimous vote of the Company's Board of Directors, which included those directors who were not "interested persons" as defined in the Investment Company Act of 1940 ("the 1940 Act), on January 22, 2002.

         The following information has been furnished to the Company by Voyageur for inclusion in this Proxy Statement.

         Voyageur's address is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

         Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corporation, a Delaware corporation, which in turn is wholly-owned by Royal Bank of Canada, a publicly-held Canadian corporation. The address of RBC Dain Rauscher Corporation is 60 South Sixth Street, Minneapolis, Minnesota 55402 and the address of Royal Canadian Bank of Canada is 200 Bay Street, Royal Bank Plaza, Toronto, Ontario, Canada M5J2J5.

         Steven P. Eldredge is the Company's portfolio manager for Voyageur. Mr. Eldredge has been a Senior Fixed Income Portfolio Manager of Voyageur since December 2000. Prior to that time, Mr. Eldredge was a Senior Fixed Income Portfolio Manager of Voyageur's predecessor, Voyageur Asset Management LLC, where he has been employed since 1995. During the period of his employment by Voyageur and its predecessor, he has been the Company's portfolio manager.
Prior to joining Voyageur's predecessor, Mr. Eldredge was a portfolio manager for ABT Mutual Funds from 1989 through 1995. He has over 20 years experience in portfolio management.

WESTWOOD

         Westwood is the Company's investment advisor for equity securities pursuant to an Investment Advisory Agreement, dated April 1, 1999, which was approved by the Company's shareholders at their annual meeting on April 16, 1999 which Agreement was approved for a one year period by the Company's Board of Directors, which included those directors who were not "interested persons" as defined by the 1940 Act, on January 22, 2002.

         The following information has been furnished to the Company by Westwood for inclusion in this Proxy Statement.

         Westwood's address is 300 Crescent Court, Suite 1300, Dallas, Texas 75201.

         Westwood, a New York corporation, is a wholly-owned subsidiary of Westwood Holdings Group, Inc., a Delaware corporation ("WHG"). 80.81% of WHG is owned by SWS Group, Inc., a Delaware corporation ("SWS"). SWS is a publicly owned holding company with subsidiaries engaged in providing securities clearing, securities brokerage, investment banking and investment advisory services. To the knowledge of SWS, no person owns 10% or more of its voting securities. The remaining 19.82% of WHG's stock is owned by five members of Westwood's management group, with Susan M. Byrne, the President and Chief Executive Officer of Westwood, owning 13.4% of such stock. No other member of the management group owns more than 5% of Westwood's stock. In the next few months, SWS plans to distribute to its stockholders on a pro-rata basis all of the shares of WHG that it owns, representing 80.18% of Westwood's outstanding shares.

         Susan M. Byrne, President of Westwood, is the Company's portfolio manager for equity securities. Ms. Byrne, a founder of Westwood in 1983, has over 19 years of experience in equity portfolio management.

                    DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         The date by which shareholder proposals must be received by the Company for possible inclusion in the proxy statement and form of proxy relating to the year 2003 annual meeting is December 1, 2002.

                          MANAGEMENT'S RECOMMENDATIONS

         The Board of Directors of the Company has unanimously nominated and recommended to the shareholders the election of the seven nominees as directors (Proposal 1) and the ratification of Cheshier & Fuller, L.L.P. as the Company's independent certified public accountants (Proposal 2).

                                  MISCELLANEOUS

         Management of the Company knows of no matter, other than those described herein, that will be presented for action by the shareholders at the meeting, but it is intended that the proxies will be exercised upon any other matters and proposals that may legally come before the meeting, or any adjournment thereof, in accordance with the discretion of the persons named therein.

         Please date, sign and return the Proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your Proxy will be appreciated as it will save the expense of further solicitation.

                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          GEORGE S. WALLS, JR.
                                          PRESIDENT

CLEBURNE, TEXAS
MARCH 29, 2002

                         SAMARNAN INVESTMENT CORPORATION
                      P.O. BOX 651 / CLEBURNE, TEXAS 76033

                     PROXY -- ANNUAL MEETING OF SHAREHOLDERS

         The undersigned hereby appoints Martha Walls Murdoch and Nancy Walls Devaney, or either of them, with power of substitution, as Proxies to vote, as designated below, all stock of Samarnan Investment Corporation owned by the undersigned at the Annual Meeting of Shareholders to be held in the Verona Room of the Holiday Inn Fort Worth South Conference Center, 100 Alta Mesa East Blvd. (Alta Mesa at Interstate 35W South), Fort Worth, Texas, on April 23, 2002, at 11:00 a.m, upon such business as may properly come before the meeting, including the following as set forth in the Notice of Annual Meeting of Shareholders and the Proxy Statement:

   PROPOSAL (1) ELECTION OF DIRECTORS

                [ ] FOR all nominees listed below (except as marked to the contrary below).

                [ ] WITHHELD AUTHORITY to vote for all nominees listed
                    below.

                Nancy Walls Devaney, Martha Walls Murdoch, Roland W. Walden, Steve Sikes, George S. Walls, Jr., Joseph A. Monteleone, and Tolbert F. Yater, III.

                (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:)

                ---------------------------------------------------------------

   PROPOSAL (2) APPROVAL OF APPOINTMENT OF CHESHIER & FULLER, L.L.C.

                [ ] FOR approval        [ ] AGAINST approval        [ ] ABSTAIN

            (3) IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME
                BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (1) FOR PROPOSAL 1, THE ELECTION OF SEVEN NOMINEES FOR DIRECTORS AND
(2) FOR PROPOSAL 2, THE APPROVAL OF THE APPOINTMENT OF CHESHIER & FULLER, L.L.C.

         This proxy may be revoked prior to the exercise of the powers by the proxy.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


         Dated                    , 2002
               ------------------



                                     -------------------------------------------
                                     (Signature)


                                     -------------------------------------------
                                     (Signature, if held jointly)


Note: Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by an authorized officer. If executed by a partnership, please sign in the partnership name by an authorized person.


    PLEASE DATE, SIGN AND MAIL PROMPTLY THIS PROXY IN THE ENCLOSED ENVELOPE.

                                    SAMARNAN

                             INVESTMENT CORPORATION

                              ANNUAL REPORT TO THE
               SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2001


                         SAMARNAN INVESTMENT CORPORATION
                                       P.O. Box 651 / Cleburne, Texas 76033-0651

                      [CHESIER & FULLER L.L.P. LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
Samarnan Investment Corporation

We have audited the accompanying statement of assets and liabilities of Samarnan Investment Corporation, including the schedule of investments in securities, as of December 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with U. S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Samarnan Investment Corporation as of December 31, 2001, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U. S. generally accepted accounting principles.


                                               /s/ CHESHIER & FULLER, L.L.P.

                                                   CHESHIER & FULLER, L.L.P.
Dallas, Texas
March 5,2002

                         SAMARNAN INVESTMENT CORPORATION
                      Statement of Assets and Liabilities
                               December 31, 2001


Assets:
     Investments in securities at market (identified cost $15,428,112)         $16,318,260
     Cash                                                                          855,174
     Accrued dividends receivable                                                    9,081
     Accrued interest receivable                                                   134,286
     Investment securities sold                                                    336,665
                                                                               -----------
     Total assets                                                               17,653,466
                                                                               -----------

Liabilities:
     Payables:
     Accounts payable                                                               23,207
                                                                               -----------
     Total liabilities                                                              23,207
                                                                               -----------
     Net assets applicable to outstanding capital shares, equivalent
         to $14.67 per share                                                   $17,630,259

Analysis of net assets:
     Capital shares -- authorized 2,000,000 shares of $1.00 par value;
         outstanding 1,201,768 shares                                          $ 1,201,768
     Accumulated distributions of $1,154,071 in excess
         of net realized gains of $165,872                                        (988,199)
     Unrealized appreciation of investments                                        890,148
     Undistributed net investment income                                          720,233
     Retained earnings at April 29, 1978, commencement of operations
         as an investment company                                               15,806,309
                                                                               -----------

                                                                               $17,630,259
                                                                               ===========


                See accompanying notes to financial statements.

                         SAMARNAN INVESTMENT CORPORATION
                            Statement of Operations
                          Year Ended December 31, 2001

Investment income:
    Dividends                                                                       $   154,394
    Interest                                                                            595,928
                                                                                    -----------
         Total income                                                                   750,322
                                                                                    -----------

Expenses:
    Investment advisory fee                                                              77,875
    Legal and professional fees                                                          39,706
    Audit fees                                                                           14,000
    Directors fees                                                                        7,500
    Custodian expense                                                                    12,000
    Administrative fees                                                                  12,070
    Office and printing supplies                                                          2,435
                                                                                    -----------
         Total expenses                                                                 165,586
                                                                                    -----------

         Net investment income                                                          584,736
                                                                                    -----------

Realized and unrealized gain (loss) on investments:
    Realized gain from security transactions -- excluding short-term securities:
              Proceeds from sales                                                     8,135,920
              Cost of securities sold, net of amortization of bond premiums           8,583,197
                                                                                    -----------
              Net realized (loss)                                                      (447,277)
                                                                                    -----------

Unrealized appreciation of investments:
    Beginning of period                                                               1,261,321
    End of period                                                                       890,148
                                                                                    -----------
         Decrease in unrealized appreciation on investments                            (371,173)
                                                                                    -----------
         Net realized and unrealized loss on investments                               (818,450)
                                                                                    -----------

                  Decrease in net assets from operations                            $  (233,714)
                                                                                    ===========

Total expenses as a percentage of total investment income                                  22.1%
                                                                                           ====


                See accompanying notes to financial statements.

                         SAMARNAN INVESTMENT CORPORATION
                       Statement of Changes in Net ASsets
                     Years Ended December 31, 2001 and 2000

                                                               2001               2000
                                                            -----------      -----------
Increase (decrease) in net assets from operations:
    Net investment income                                  $    584,736     $    695,019
    Net realized gain (loss) from security transactions        (447,277)        (419,761)
    Increase (decrease) in unrealized appreciation
       of investments                                          (371,173)       1,066,143
                                                            -----------      -----------

Increase (decrease) in net assets from operations              (233,714)       1,341,401
                                                            -----------      -----------

Dividends and distributions to shareholders:
    Net investment income                                      (588,866)        (697,024)
    Capital gains                                                   -0-              -0-
                                                            -----------      -----------

Decrease in net assets from dividends and distributions
    to shareholders                                            (588,866)         697,024)
                                                            -----------      -----------

    Increase (decrease) in net assets                          (822,580)         644,377

Net assets:
    Beginning of period                                      18,452,839       17,808,462
                                                            -----------      -----------

    End of period (including undistributed investment
        income of $720,233 and $724,363, respectively)      $17,630,259      $18,452,839
                                                            ===========      ===========


                See accompanying notes to financial statements.

                         SAMARNAN INVESTMENT CORPORATION
                              Financial Highlights
               For Each of the Years in the Five-Year Period Ended
                                December 31, 2001

                                           2001        2000        1999       1998        1997
                                        ---------   ---------   ---------   ---------   ---------
Per share data
--------------
Investment income                       $     .62   $     .71   $     .75   $     .81   $     .82
Expenses                                     (.14)       (.13)       (.10)       (.10)       (.08)
                                        ---------   ---------   ---------   ---------   ---------
    Net investment income                     .48         .58         .65         .71         .74

Net realized and unrealized gains            (.68)        .54        (.71)        .15         .30
    (losses) on investments                  (.49)       (.58)       (.67)       (.71)       (.75)
Dividends from net investment income
Distributions from net realized
    long-term gains on securities              --          --          --          --          --
                                        ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in
    net asset value                          (.69)        .54        (.73)        .15         .29
Net asset value:
    Beginning of period                     15.36       14.82       15.55       15.40       15.11
                                        ---------   ---------   ---------   ---------   ---------
    End of period                       $   14.67   $   15.36   $   14.82   $   15.55   $   15.40
                                        =========   =========   =========   =========   =========

Ratios

Expenses to average net assets                .93         .87         .70         .66         .66
Investment income from operations
    to average net assets                    4.22        4.71        5.03        5.22        5.22
Portfolio turnover                          47.00       54.00       34.00       29.00       23.72
                                        =========   =========   =========   =========   =========

Average shares outstanding              1,201,768   1,201,768   1,201,768   1,201,768   1,201,768
                                        =========   =========   =========   =========   =========


                 See accompanying notes to financial statements.

                         SAMARNAN INVESTMENT CORPORATION
                          Notes to Financial Statements
                                December 31, 2001


(1)  Summary of Significant Accounting Policies

     The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end, management investment company. The fund seeks tax free income and preservation of capital through a diversified portfolio of bonds and equity securities. The significant accounting policies followed by the Company are summarized as follows:

     (a)  Securities

          Investments in securities are carried at market value. Security transactions are accounted for on the trade date. The cost of securities sold is based on identifying specific issues delivered against each sale. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

          Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

          Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the board of directors.

     (b)  Dividends and Distributions

          Dividends and distributions to shareholders are recorded on the ex-dividend date.

     (c)  Bond Premiums and Discounts

          Bond premiums are amortized to the maturity date of the bond on a straight-line basis. Bond discounts are not amortized; these are included as realized gains when the bond is sold or matures. The amortization for any one year is not material.

     (d)  Accounting Estimates

          The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         SAMARNAN INVESTMENT CORPORATION
                          Notes to Financial Statements
                                December 31, 2001


(2)  Investment Advisory Contract

     The Company has contracted with Voyageur Asset Management, Inc., a wholly-owned subsidiary of Dain Rauscher Corporation, to provide investment advisory services. Under this contract, the Company is furnished investment, clerical and statistical services regarding its investments in debt securities. The fee for these investment advisory services is based on .27% of the value of the assets in the debt portfolio and is paid on a quarterly basis in arrears.

     Effective April 1, 1999 the Company contracted with Westwood Management Corp. to provide investment advisory services. Under this contract, the Company is furnished investment, supervisory and clerical services regarding its investment in equity securities. The fee for these investment advisory services is based on 0.75% of the value of the assets in the equity portfolio and is paid on a quarterly basis in arrears.

(3)  Federal Income Taxes

     No provision has been made for Federal income taxes since it is the plan of the Company to distribute substantially all of its investment income, including the net realized gains on investments, and to qualify as a "regulated investment company" under the applicable sections of the Internal Revenue Code.

(4)  Securities Transactions

     In 2001, cost of purchases and proceeds from sales or maturities of securities, other than short-term securities, amounted to $8,511,501 and $8,135,920, respectively.

     There were no differences between the cost bases of securities for Federal income tax and financial statement purposes. The aggregate unrealized appreciation and depreciation for all securities as of December 31, 2001 were $1,016,172 and $126,024, respectively.

(5)  Dividends and Distributions to Shareholders

     Cash dividends paid during the years ended December 31, 2001 and 2000 amount to $.49 and $.58 per share, respectively.

     Cash dividends of $.13 per share from the balance of undistributed net investment income were declared by the Company's Board of Directors on January 22, 2002, payable to shareholders of record February 1, 2002.

(6)  Concentrations of Credit Risk

     At December 31, 2001, and at various other times during the year, the Company had cash balances in excess of federally insured limits of $100,000.

                         SAMARNAN INVESTMENT CORPORATION
                      Schedule of Investments in Securities
                                December 31, 2001

                                                  Principal
                                                    Amount            Fair
                                                  or Shares          Value
                                                  ---------         --------
Common Stocks -- 35.40%
Basic materials -- 1.50%
  ALCOA, Inc.                                        3,200          $113,760
  Georgia Pacific Corp.                              4,500           124,245
Capital goods -- 2.40%
  Caterpillar, Inc.                                  2,500           130,625
  Engelhard Corp.                                    4,900           135,632
  Rockwell Collins, Inc.                             6,600           128,700
Consumer discretionary -- 2.30%
  AOL Time Warner                                    3,600           115,560
  Disney Co. Holding                                 6,000           124,320
  Sears Roebuck & Co.                                2,900           138,156
Consumer Staples -- 1.60%
  Conagra, Inc.                                      5,000           118,850
  Dean Foods Co.                                     2,200           150,040
Energy -- 0.80%
  NRG Energy, Inc.                                   8,300           128,650
Exploration & Drilling -- 1.60%
  Apache Corp.                                       2,600           129,688
  XTO Energy Corp.                                   7,900           138,250
Financial Services -- 4.60%
  Alliance Cap. Mgmt. Hldg.                          2,500           120,800
  American Express                                   3,600           128,484
  Citigroup, Inc.                                    2,499           126,149
  Doral Financial Corp.                              4,100           127,961
  First Tennessee Natl. Corp.                        3,300           119,658
  Southtrust Corp.                                   5,400           133,218
Healthcare -- 1.50%
  Trigon Healthcare, Inc.                            1,900           131,955
  Wellpoint Health Network                           1,000           116,850
Insurance -- 0.90%
  Met Life, Inc.                                     4,600           145,728
Oil/Domestic -- 1.70%
  Exxon Mobil Corp.                                  3,300           129,690
  Kerr McGee Corp.                                   2,400           131,520


                 See accompanying notes to financial statements.

                         SAMARNAN INVESTMENT CORPORATION
                      Schedule of Investments in Securities
                                December 31, 2001


                                                  Principal
                                                    Amount            Fair
                                                  or Shares          Value
                                                  ---------         --------
Technology -- 3.10%
  Apple Computer                                     5,700           124,830
  Avnet, Inc.                                        5,000           127,350
  IBM                                                1,100           133,056
  United Technologies Corp.                          1,900           122,797
Transportation & Services -- 1.60%
  Ryder System, Inc.                                 6,000           132,900
  Union Pacific Corp.                                2,100           119,700
Utilities -- 3.00%
  DPL, Inc.                                          5,100           122,808
  Firstenergy Corp.                                  3,623           126,733
  Progress Energy, Inc.                              2,806           126,354
  Verizon Communications                             2,500           118,650
REITS -- 6.90%
  Apartment Invest. & Mgmt.                          2,700           123,471
  Archstone Smith Tr.                                4,700           123,610
  Equity Office Properties                           4,200           126,336
  Equity Residential Properties                      4,700           134,937
  Health Care Property                               3,200           115,872
  Kimco Realty                                       2,600           117,684
  Prologis TR                                        5,900           126,909
  Simon Property Group                               4,400           129,052
  Vornado Realty                                     3,000           124,800
Mutual Fund -- 1.90%
  Brazos Microcap                                    16.024          314,391
                                                                   ---------

         Total common stocks (cost $5,248,875)                     5,780,729
                                                                   ---------


                 See accompanying notes to financial statements.

                         SAMARNAN INVESTMENT CORPORATION
                      Schedule of Investments in Securities
                                December 31, 2001


                                                  Principal
                                                    Amount            Fair
                                                  or Shares          Value
                                                  ---------         --------
Municipal Bonds -- 64.60%
ALABAMA -- 3.20%
    Alabama CLG & Univ. Tuskegee
         5.500%, due 09/01/07                      500,000        $526,885
ALASKA -- 3.90%
    Alaska State Housing Finance Corp.
         5.900%, due 12/01/04                      600,000         639,126
CALIFORNIA -- 0.90%
    Upland California Community
         4.650%, due 12/01/03                      150,000         152,501
COLORADO -- 3.10%
    Colorado Ed. & Cultural
         5.250%, due 04/01/11                      150,000         147,111
    Colorado Ed. & Cultural
         5.750%, due 06/01/16                       98,530          97,167
    Colorado Ed. & Cultural
         6.875%, due 12/15/20                      250,000         255,293
FLORIDA -- 10.30%
    North Miami Health Fac. Rev. Catholic
         5.300%, due 08/15/06                      200,000         214,078
    North Miami Health Fac. Rev. Catholic
         5.400%, due 08/15/07                      375,000         402,630
    Volusia City Health Fac.
         6.000%, due 06/01/12                      600,000         624,096
    Florida Housing Fin. Corp.
         6.000%, due 10/01/19                      430,000         432,154
GEORGIA -- 1.50%
    Fairburn Combined Utilities
         5.375%, due 10/01/13                      250,000         250,170
ILLINOIS -- 7.90%
    Chicago, IL Waste Water Rev.
         5.400%, due 01/01/06                      500,000         529,940
    Illinois Health Fac. Auth.
         6.000%, due 02/15/11                      500,000         518,335
    Illinois Health Fac.
         5.120%, due 12/01/15                      250,000         241,250


                 See accompanying notes to financial statements.

                         SAMARNAN INVESTMENT CORPORATION
                      Schedule of Investments in Securities
                                December 31, 2001


                                                  Principal
                                                    Amount           Fair
                                                  or Shares         Value
                                                  ---------        -------
KANSAS -- 0.90%
    Blue Valley KS Rec. Comm.
         4.250%, due 10/01/07                      140,000         138,972
LOUISIANA -- 4.30%
  Louisiana Housing Fin. Agency
         6.000%, due 09/01/15                      670,000         704,069
MINNESOTA -- 11.30%
  Hopkins MN G.O.
         3.550%, due 02/01/08                      490,000         464,951
  Goodhue Cnty MN EDA Lease
         5.600%, due 02/01/09                      285,000         295,864
  Harmony, MN MFHR-Zedakah
         5.700%, due 03/01/11                      260,000         272,860
  Harmony, MN MFHR -- Zedakah
         5.700%, due 09/01/11                      265,000         278,107
  Golden Valley, MN Rev.
         5.500%, due 12/01/25                      300,000         282,492
  St. Paul HRA
         5.500%, due 10/01/24                      250,000         250,757
MISSOURI -- 1.30%
  Missouri Health & Ed. Fac.
         5.550%, due 02/01/09                      200,000         208,286
NEVADA -- 5.20%
  Clark County, NV Sch. Dist. A
         5.500%, due 06/15/07                      800,000         847,632
PENNSYLVANIA -- 4.60%
  Montgomery County PA IDA
         5.625%, due 11/15/12                      500,000         509,695
  Latrobe IDA St. Vincent
         5.375%, due 05/01/13                      250,000         247,265
TEXAS -- 1.30%
  Bexar Cnty, TX Hsg. Fin. Corp.
         5.625%, due 12/01/11                      210,000         210,000
UTAH -- 1.00%
  Box Elder City UT Sch. Dist.
         5.150%, due 06/15/05                      150,000         156,137


                 See accompanying notes to financial statements.

                         SAMARNAN INVESTMENT CORPORATION
                      Schedule of Investments in Securities
                                December 31, 2001

                                                        Principal
                                                          Amount       Fair
                                                        or Shares      Value
                                                        ---------   -----------
WISCONSIN -- 3.90%
   Wisconsin Health & Ed. Sinai
      5.500%, due 08/15/08                               600,000        639,708
                                                         -------    -----------
      Total Municipal Bonds (cost $10,179,237)                       10,537,531
                                                                    -----------
      Total -- 100% (cost $15,428,112)                              $16,318,260
                                                                    ===========


                See accompanying notes to financial statements.

                         SAMARNAN INVESTMENT CORPORATION

          P.O. Box 651 / Cleburne, Texas 76033-0651 / Tel 817.645-2108
Fax: 817.641-7884 / Email: samarnan@aol.com / Internet: www.samarnan.com
                                                    (Under Construction)

BOARD OF DIRECTORS                              LEGAL COUNSEL
        Nancy Walls Devaney                             Richard S. Whitesell, Jr.
        Joe Monteleone                                  4211 Arcady Avenue
        Martha Walls Murdoch                            Dallas, Texas 75205
        Steve Sikes
        Roland Walden                           INDEPENDENT AUDITORS
        Sam Walls                                       Cheshier & Fuller, L.L.P.
        Tommy Yater                                     14175 Proton Road
                                                        Dallas, Texas 75244
OFFICERS
        Sam Walls, President                    INVESTMENT ADVISORS
        Nancy Devaney, Vice President                   Voyageur Asset Management Inc.
        Jerry Wheatley, Secretary/Treasurer             Suite 4300
                                                        90 South Seventh Street,
CUSTODIAN                                               Minneapolis, Minnesota 55402
        Westwood Trust
        300 Crescent Court, Suite 1300                  Westwood Management Corp.
        Dallas, Texas 75201                             300 Crescent Court, Suite 1300
                                                        Dallas, Texas 75201

                                                REGISTRAR AND TRANSFER AGENT
Registered shareholders (shares held in your            Securities Transfer Corporation
name) with questions regarding your account             2591 Dallas Parkway, Suite 102
such as change of name or address or lost               Frisco, TX 75034
certificates should contact our transfer agent          Telephone: 469.633-0101
as shown at the right.                                  Fax: 469.633-0088
                                                        http://www.stctransfer.com

ANNUAL MEETING

The Annual Meeting of Shareholders of Samarnan Investment Corporation will be held April 23, 2002, at 11:00 AM, in the Verona Room of the Holiday Inn Fort Worth South Conference Center, 100 Alta Mesa East Boulevard (Alta Mesa at Interstate 35W South), Fort Worth, Texas.

---------

SAMARNAN INVESTMENT CORPORATION is registered under the Investment Company Act of 1940 as a diversified, closed-end investment management company.